Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Teucrium xETFs 2x Long Daily BNB ETF (XBNB)
a series of Listed Funds Trust

Supplement dated September 23, 2026
to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”), each dated April 21, 2026

After careful consideration, and at the recommendation of Teucrium Investment Advisors, LLC, the investment adviser to the Teucrium xETFs 2x Long Daily BNB ETF (the “Fund”), the Board of Trustees of Listed Funds Trust determined that the liquidation of the Fund is in its and its shareholders’ best interests. Accordingly, the Board approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation and Termination. Trading in the Fund’s shares is expected to be halted effective as of the close of business on October 2, 2026. The Fund will no longer accept creation and redemption orders after that date. The Fund will be liquidated effective on or about October 9, 2026 (the “Liquidation Date”). Shares of the Fund are listed on NYSE Arca, Inc.

Effective immediately, the Fund will commence the liquidation of its portfolio assets. As a result, effective immediately through the Liquidation Date, the Fund will no longer seek to achieve its investment objective and can be expected to deviate from its principal investment strategies and investment policies as stated in the Fund’s Prospectuses and SAI and increase its cash holdings.

After trading in the Fund’s shares is halted and prior to the Liquidation Date, shareholders will not be able to purchase or redeem shares from the Fund or sell them in the secondary market. During this period shareholders may be able to sell their shares to certain broker-dealers but there is no assurance that there will be a market for the Fund’s shares. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the date the liquidating distribution is calculated will reflect the costs of liquidating the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (800) 617-0004 for additional information.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.